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                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT T

                              SEI Variable Annuity
                       Supplement dated October 11, 2002
                       to the Prospectus dated May 1, 2002


Please keep this Supplement with your current SEI Variable Annuity Prospectus and retain it for reference. The changes discussed in this Supplement modify the descriptions of the I-4LIFE(SM) Advantage as set forth in your May 1, 2002 Prospectus.

All references to I-4LIFE(SM) Advantage have been changed to i4LIFE(SM)
Advantage.

DEATH BENEFIT

The i4LIFE(SM) Advantage Return of Premium death benefit has been replaced by the i4LIFE(SM) Advantage Account Value death benefit. Please disregard all references to the i4LIFE(SM) Advantage Return of Premium death benefit.

Accordingly, the DEATH BENEFIT sections under i4LIFE(SM) ADVANTAGE (IRA ANNUITY CONTRACTS ONLY) and i4LIFE(SM) ADVANTAGE (NON-QUALIFIED ANNUITY CONTRACTS ONLY) are revised as follows:

For IRA annuity contracts only, during the Access Period, i4LIFE(SM) Advantage provides one death benefit option: the i4LIFE(SM) Advantage Account Value death benefit. The i4LIFE(SM) Advantage Annual Step-Up death benefit is no longer available for IRA annuity contracts. IRA annuity CONTRACTOWNERS should disregard all references to the i4LIFE(SM) Advantage Annual Step-Up death benefit.

For non-qualified annuity contracts only, during the Access Period, i4LIFE(SM) Advantage provides two death benefit options: (1) the i4LIFE(SM) Advantage Account Value death benefit; and (2) the i4LIFE(SM) Advantage Annual Step-Up death benefit. For existing contracts, the i4LIFE(SM) Advantage Annual Step-Up is not available if your prior death benefit option was the Account Value death benefit.

The i4LIFE(SM) Advantage Account Value death benefit is available for an annual charge of 1.75% of the net asset value of the Account Value in the VAA. The i4LIFE(SM) Advantage Account Value death benefit is equal to the Account Value as of the day on which LINCOLN LIFE approves the payment of the death claim. You may not change this death benefit once it is elected.

For non-qualified annuity contracts only, if you elect the i4LIFE(SM) Advantage Annual Step-Up death benefit and later discontinue this option during the Access Period, your death benefit will be the i4LIFE(SM) Advantage Account Value death benefit. Once the change is effective, you may not elect to return to the i4LIFE(SM) Advantage Annual Step-Up death benefit.

In addition, for non-qualified annuity contracts only, LINCOLN LIFE has reduced the charge for the i4LIFE(SM) Advantage Annual Step-Up death benefit to an annual rate of 1.95% of the net asset value of the Account Value in the VAA.

Check with your registered representative as to the availability of i4LIFE(SM) Advantage. Once i4LIFE(SM) Advantage is available, the Income4Life(R) Solution will no longer be offered.

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                                     PART A

Prospectus for SEI variable annuity contract incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-32402) filed on April 9, 2002.

Supplement to the Prospectus for SEI variable annuity contract incorporated herein by reference to 497 Filing (File No. 333-32402) filed on August 30, 2002.

This Registration Statement incorporates by reference the second prospectus included in the pre-effective amendment filing on Form N-4 on June 2, 2000 (333-32402), which was declared effective June 20, 2000.
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                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT T

                               SEI Variable Annuity
                       Supplement dated October 11, 2002
          to the Statement of Additional Information dated May 1, 2002


Please keep this Supplement with your current SEI Variable Annuity Statement of Additional Information and retain it for reference. The changes discussed in this Supplement modify the descriptions of the I-4LIFE(SM) Advantage as set forth in your May 1, 2002 Statement of Additional Information.

All references to I-4LIFE(SM) Advantage have been changed to i4LIFE(SM)
Advantage.

FINANCIAL STATEMENTS

The following information is an update to the December 31, 2001 statutory-basis financial statements of LINCOLN LIFE which appear in the SAI date May 1, 2002.

Reinsurance Contingencies

On December 7, 2001, Swiss Re Life & Health America, Inc. ("Swiss Re") acquired LNC's reinsurance operation for $2.0 billion. After giving affect to the increased levels of capital needed within the Life Insurance and Lincoln Retirement segments that result from the change in the ongoing mix of business under LNC's internal capital allocation models, the disposition of LNC's reinsurance operation has freed-up approximately $100 million of capital. The transaction structure involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised the LNC's reinsurance operation. Two of the stock companies sold, Lincoln National Health & Casualty Insurance Company and Lincoln National Reassurance Company, were wholly-owned subsidiaries of The Lincoln National Life Insurance Company ("Company"). As a result, and because a significant amount of the reinsurance business subject to the indemnity reinsurance transactions was written through the Company, the Company received $1.84 billion of the $2.0 billion proceeds and retained approximately $250.0 million of the statutory capital.

A pre-tax loss of $12.5 million was recognized by the Company on the sale of the subsidiaries. A statutory gain of $1.5 billion was generated under the indemnity reinsurance agreements. This gain was reported as a direct adjustment to unassigned surplus (net of related income taxes) and recognition of the surplus increase as income will be reported on a net-of-tax basis as earnings emerge from the business reinsured, in accordance with the requirements of Statement on Statutory Accounting Principles No. 61, LIFE, DEPOSIT-TYPE, AND ACCIDENT AND HEALTH REINSURANCE. As of June 30, 2002, the Company recognized as income $37.2 million of the gain.

LNC and Swiss Re have not agreed upon the final closing financial statements associated with the December 7, 2001 transactions. There are currently disputed matters of approximately $500.0 million, which relate primarily to personal accident business reserves and recoverables. LNC's ongoing indemnification to Swiss Re on the underlying reinsurance business is limited to the personal accident business. Pursuant to the purchase agreement, LNC's exposure is capped at $100.0 million for net future payments under the personal accident programs in excess of $148.0 million, which represents the personal accident liabilities, net of the assets held for reinsurance recoverable at December 31, 2000. Up to $200.0 million of net payments in excess of the net liabilities will be shared on a 50/50 basis between LNC and Swiss Re. LNC has no continuing indemnification risk to Swiss Re on other reinsurance lines of business.

Additional matters totaling approximately $270 million have been raised by Swiss Re which if sustained as asserted would effectively result in a transfer of assets from LNC without an assumption of the related liabilities by Swiss Re. LNC and Swiss Re are continuing to discuss a variety of means for resolving the total of approximately $770 million of disputed matters, including potential approaches for settlement. At this point, LNC and Swiss Re differ on whether the disputed matters should be decided by a very narrow dispute resolution process set forth in the contract or by litigation. On April 24, 2002, Swiss Re filed a legal action intended to compel LNC to submit a number of disputed matters to this dispute resolution process. LNC contends that such dispute resolution process is not an appropriate approach for resolution of certain of these disputed matters. If the parties are unable to reach agreement, and these matters are resolved by either the contractual dispute resolution process or litigation, the timetable for an ultimate resolution of these matters may remain uncertain for some time.

Upon reaching agreement as to the final closing financial statements, it is possible that the Company could record adjustments to the realized loss on the sale of subsidiaries, to net income, or to the amount of gain reported as a direct adjustment to unassigned surplus. Another aspect of a potential dispute resolution could result in LNC and the Company agreeing to transfer assets to Swiss Re until the adequacy of certain reserves and related recoverables can be determined. In that event, LNC and the Company's future investment income would be reduced to the extent that any such dispute resolution would result in Swiss Re's retention of the related investment income during the time frame that Swiss Re would hold the invested assets. While uncertainty exists as to how these disputed matters will finally be resolved, at the present time the Company believes the amounts reported within the Company's statutory-basis financial statements represent the best estimate of the ultimate outcome of Swiss Re's acquisition of the Company's reinsurance business.

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                                     PART B

Statement of Additional Information for SEI variable annuity contract incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-32402) filed on April 9, 2002.

This Registration Statement incorporates by reference the second statement of additional information included in the pre-effective amendment filing on Form N-4 on June 2, 2000 (333-32402), which was declared effective June 20, 2000.